                                                                      EXHIBIT 99


PRESS RELEASE



                     AMSURG ANNOUNCES SECOND-QUARTER RESULTS


NASHVILLE, Tenn. (July 27, 2004) - Ken P. McDonald, President and Chief Executive Officer of AmSurg Corp. (Nasdaq: AMSG), today announced financial results for the second quarter and first six months of 2004. For the second quarter, revenues increased 19% to $86,499,000 from $72,784,000 for the second quarter of 2003. Adjusted net earnings from continuing operations, which exclude a non-cash loss on a long-term note receivable of $1,100,000, or $0.02 per diluted share after tax, increased 24% to $8,894,000 for the quarter from $7,156,000 for the second quarter of 2003, and adjusted net earnings per diluted share from continuing operations increased 21% to $0.29 from $0.24. The long-term note receivable originated from the sale of a physician practice in 1998, in connection with the Company's exit from that line of business. Net earnings from continuing operations for the second quarter of 2004, which include the loss on long-term note receivable, were $8,234,000, or $0.27 per diluted share, compared with $7,156,000, or $0.24 per diluted share, for the second quarter of 2003.

         Revenues for the first six months of 2004 increased 18% to $168,235,000 from $142,335,000 for the first half of 2003. Adjusted net earnings, which exclude the loss on note receivable discussed above, increased 23% to $17,171,000 from $13,973,000, and adjusted earnings per diluted share increased 22% to $0.56 from $0.46. Net earnings from continuing operations were $16,511,000, or $0.54 per diluted share, up from $13,973,000, or $0.46 per diluted share. Prior-period financial data in this release has been restated to conform to the current-year presentation, which now reflects operating results from continuing and discontinued operations, as well as a 3-for-2 stock split effected in March 2004. See page 4 for a reconciliation of adjusted net earnings from continuing operations to net earnings from continuing operations.

"We were pleased with AmSurg's significant profitable growth for the second quarter and with the continued strong momentum evident in our new center development and acquisition pipeline," remarked Mr. McDonald. "Our revenue growth for the quarter reflected a 5% increase in same-center revenues compared with the second quarter of 2003, which included the impact of a 2% reduction in the payment schedule for ambulatory surgery centers by the Centers for Medicare and Medicaid Services effective April 1, 2004. In addition, the expansion of our centers in operation to 117 at the end of the latest quarter from 104 at the end of the second quarter last year also contributed significantly to our revenue growth for the quarter.

         "During the second quarter, we added one new acquired center to our total centers in operation, two new de novo partnerships to our centers under development and two new letters of


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AMSG Reports Second-Quarter Results
Page 2
July 27, 2004


intent for center acquisitions. As a result, we completed the quarter with 13 centers under development and six centers under letter of intent.

         "We continue to expect six of the centers under development to open in the second half of 2004, one of which has already opened in the third quarter. Furthermore, the six centers under letter of intent are all acquisitions. Based on this pipeline, we are confident that we will meet our guidance for 2004 of a net increase in our centers in operation of 12 to 15 new centers. With seven additional centers already scheduled to open during 2005 - as well as substantial pipeline activity - we are also well positioned to meet our new-center goals for 2005.

         The information contained in the preceding paragraph is forward-looking information, and the attainment of these targets is dependent not only on AmSurg's achievement of its assumptions discussed above, but also on the risks and uncertainties listed below that could cause actual results, performance or developments to differ materially from those expressed or implied by this forward-looking information.

         Mr. McDonald concluded, "Our second-quarter results demonstrate that we are continuing to execute well in our existing operations, as we also successfully build the foundation for future profitable growth. We remain confident of our business model, which has now produced 26 consecutive quarters of same-center revenue growth, and of our ability to deliver a value proposition of high quality, low cost care that creates high patient and physician satisfaction. With the human, financial and other resources required to continue implementing our proven growth strategies, we are also confident of the Company's prospects for building increased long-term shareholder value."

AmSurg Corp. will hold a conference call to discuss this release today at 5:00 p.m. Eastern time. Investors will have the opportunity to listen to the conference call over the Internet by going to www.amsurg.com and clicking Investor Relations or by going to www.streetevents.com at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on August 27, 2004.

This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by the important factors, among others, set forth in AmSurg's filings with the Securities and Exchange Commission, and, consequently, actual operations and results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, the Company's ability to enter into partnership or operating agreements for new practice-based ambulatory surgery centers; its ability to identify suitable acquisition candidates and negotiate and close acquisition transactions, including centers under letter of intent; its ability to obtain the necessary financing or capital on terms satisfactory to the Company to execute its expansion strategy; its ability to generate and manage growth; its ability to contract with managed care payers on terms satisfactory to the Company for its existing centers and its centers that are currently under development; its ability to obtain and retain appropriate licensing approvals for its existing centers and centers currently under development; its ability to minimize start-up losses of its development centers; the ability of its physician partners to recruit additional


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


AMSG Reports Second-Quarter Results
Page 3
July 27, 2004

physicians to their practices; its ability to maintain favorable relations with its physician partners; changes in the medical staff at its centers; changes in the rate setting methodology, payment rates, payment policies and the list of covered surgical procedures for ambulatory surgery centers by the Centers for Medicare & Medicaid Services; the risk of legislative or regulatory changes that would establish uniform rates for outpatient surgical services, regardless of setting; risks associated with the Company's status as a general partner of limited partnerships; the Company's ability to maintain its technological capabilities in compliance with regulatory requirements; risks associated with the valuation and tax deductibility of goodwill; the risk of legislative or regulatory changes that would prohibit physician ownership in ambulatory surgery centers; and the Company's ability to obtain the necessary financing to fund the purchase of its physician partners' minority interest in the event of a regulatory change that would require such a purchase. AmSurg disclaims any intent or obligation to update these forward-looking statements.

AmSurg Corp. develops, acquires and manages physician practice-based ambulatory surgery centers in partnership with surgical and other group practices. At June 30, 2004, AmSurg owned a majority interest in 117 centers and had 13 centers under development.



                                    Contact:
                                           Claire M. Gulmi
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (615) 665-1283



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AMSG Reports Second-Quarter Results
Page 4
July 27, 2004

                                  AMSURG CORP.
          UNAUDITED SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          FOR THE THREE MONTHS         FOR THE SIX MONTHS
                                                                              ENDED JUNE 30,              ENDED JUNE 30,
                                                                          ----------------------      ----------------------
STATEMENT OF EARNINGS DATA:                                                 2004          2003          2004          2003
---------------------------                                               --------      --------      --------      --------
Revenues                                                                  $ 86,499      $ 72,784      $168,235      $142,335

Operating expenses:
  Salaries and benefits                                                     22,533        19,149        44,421        37,398
  Supply cost                                                                9,968         8,428        19,226        16,519
  Other operating expenses                                                  17,094        14,942        32,925        29,628
  Loss on long-term note receivable                                          1,100            --         1,100            --
  Depreciation and amortization                                              3,331         2,972         6,564         5,627
                                                                          --------      --------      --------      --------

      Total operating expenses                                              54,026        45,491       104,236        89,172
                                                                          --------      --------      --------      --------

      Operating income                                                      32,473        27,293        63,999        53,163

Minority interest                                                           18,244        14,934        35,548        29,148

Interest expense, net                                                          506           432           934           729
                                                                          --------      --------      --------      --------

      Earnings from continuing operations before income taxes               13,723        11,927        27,517        23,286
Income tax expense                                                           5,489         4,771        11,006         9,313
                                                                          --------      --------      --------      --------

      Net earnings from continuing operations                                8,234         7,156        16,511        13,973

Discontinued operations:
  Earnings from operations of discontinued interests in surgery
    centers, net of income taxes                                                --           181           102           367
  Gain on disposal of discontinued interests in surgery centers,
    net of income taxes                                                         --            --         1,241            --
                                                                          --------      --------      --------      --------

      Earnings from discontinued operations                                     --           181         1,343           367
                                                                          --------      --------      --------      --------

      Net earnings                                                        $  8,234      $  7,337      $ 17,854      $ 14,340
                                                                          ========      ========      ========      ========

Basic earnings per common share:
      Net earnings from continuing operations                             $   0.27      $   0.24      $   0.55      $   0.46
      Net earnings                                                        $   0.27      $   0.25      $   0.59      $   0.47
Diluted earnings per common share:
      Net earnings from continuing operations                             $   0.27      $   0.24      $   0.54      $   0.46
      Net earnings                                                        $   0.27      $   0.24      $   0.58      $   0.47

Weighted average number of shares and share equivalents (000's):
  Basic                                                                     30,238        29,772        30,198        30,302
  Diluted                                                                   30,862        30,246        30,847        30,702

RECONCILIATION TO ADJUSTED NET
EARNINGS FROM CONTINUING OPERATIONS (1):
----------------------------------------
Net earnings from continuing operations                                   $  8,234      $  7,156      $ 16,511      $ 13,973
Add: Loss on long-term note receivable, net of income taxes                    660            --           660            --
                                                                          --------      --------      --------      --------

  Adjusted net earnings from continuing operations                        $  8,894      $  7,156      $ 17,171      $ 13,973
                                                                          ========      ========      ========      ========

  Adjusted diluted net earnings per share from continuing operations      $   0.29      $   0.24      $   0.56      $   0.46
                                                                          ========      ========      ========      ========

  Diluted weighted average number of shares
    and share equivalents (000's)                                           30,862        30,246        30,847        30,702
                                                                          ========      ========      ========      ========


(1) Adjusted net earnings from continuing operations is a non-GAAP financial measure. The Company believes its calculation of adjusted diluted net earnings from continuing operations per share provides a better measure of the Company's ongoing performance and better comparability to prior periods, because it excludes an item unrelated to the Company's core business operations. The adjusted items should not be considered in isolation or as a substitute for net earnings from continuing operations or diluted net earnings from continuing operations per share as determined in accordance with accounting principles generally accepted in the United States.


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

AMSG Reports Second-Quarter Results
Page 5
July 27, 2004


                                  AMSURG CORP.
          UNAUDITED SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA
                                 (IN THOUSANDS)




                                                                  FOR THE THREE MONTHS                 FOR THE SIX MONTHS
                                                                      ENDED JUNE 30,                      ENDED JUNE 30,
                                                                --------------------------        -----------------------------
                                                                   2004           2003              2004               2003
                                                                ---------        ---------        ---------        ------------
OPERATING DATA:
---------------
Continuing centers in operation at end of period                      117              104              117                 104
Centers under development/not opened at end of period                  13               12               13                  12
Development centers awaiting CON approval at end of period             --               --               --                  --
Centers under letter of intent                                          6                5                6                   5
Average number of continuing centers in operation                     117              104              116                 104
Average revenue per center                                      $     739        $     700        $   1,455        $      1,373
Same center revenues increase                                           5%               6%               6%                  7%
Procedures performed during the period                            157,424          133,290          306,712             261,214
Cash flows provided by operating activities                     $  11,095        $   9,424        $  26,185        $     20,015
Cash flows used by investing activities                         $ (17,170)       $  (4,748)       $ (29,605)       $    (17,166)
Cash flows provided by (used in) financing activities           $   6,060        $  (4,897)       $   4,525        $     (3,201)

Reconciliation of net earnings to EBITDA (2):
    Net earnings from continuing operations                     $   8,234        $   7,156        $  16,511        $     13,973
    Add: income tax expense                                         5,489            4,771           11,006               9,313
    Add: interest expense, net                                        506              432              934                 729
    Add: loss on long-term notes receivable                         1,100               --            1,100                  --
    Add: depreciation and amortization                              3,331            2,972            6,564               5,627
                                                                ---------        ---------        ---------        ------------
         EBITDA                                                 $  18,660        $  15,331        $  36,115        $     29,642
                                                                =========        =========        =========        ============

                                                                                                   JUNE 30,        DECEMBER 31,
BALANCE SHEET DATA:                                                                                 2004               2003
-------------------                                                                               ---------        ------------
Cash and cash equivalents                                                                         $  15,363        $     14,258
Accounts receivable, net                                                                             38,390              36,172
Working capital                                                                                      50,626              46,009
Total assets                                                                                        383,564             356,189
Long-term debt                                                                                       56,358              53,137
Minority interest                                                                                    39,500              36,796
Shareholders' equity                                                                                253,939             232,898


(2) EBITDA is defined as earnings before interest, income taxes, loss on long-term note receivable and depreciation and amortization. EBITDA should not be considered a measure of financial performance under generally accepted accounting principles. Items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA is an analytical indicator used by management and the health care industry to evaluate company performance, allocate resources and measure leverage and debt service capacity. EBITDA should not be considered in isolation or as alternatives to net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies. Net earnings from continuing operations is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most comparable to EBITDA, as defined.



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